UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 2, 2012

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 2, 2012, Cummins Inc. issued a press release regarding its release of fourth quarter and full year 2011 results.

Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On February 2, 2012, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or, “us”) issued the attached press release reporting its financial results for the fourth quarter and full year of 2011.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

99-Press Release dated February 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2012

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
	December 31,	September 25,	December 31,
In millions, except per share amounts	2011	2011	2010
NET SALES	$4,921	$4,626	$4,139
Cost of sales	3,680	3,438	3,155
GROSS MARGIN	1,241	1,188	984

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	496	489	423
Research, development and engineering expenses	179	164	123
Equity, royalty and interest income from investees (Note 1)	101	102	90
Gain on sale of businesses (Note 2)	53	-	-
Other operating (expense) income, net (Note 3)	25	2	(3)
OPERATING INCOME	745	639	525

Interest income	9	9	7
Interest expense	10	11	11
Other income (expense), net	14	(8)	9
INCOME BEFORE INCOME TAXES	758	629	530

Income tax expense (Note 4)	186	157	139
CONSOLIDATED NET INCOME	572	472	391

Less: Net income attributable to noncontrolling interests	24	20	29
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$548	$452	$362

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$2.87	$2.35	$1.85
Diluted	$2.86	$2.35	$1.84

WEIGHTED AVERAGE SHARES OUTSANDING
Basic	190.9	192.1	195.8
Diluted	191.5	192.7	196.4

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.40	$0.40	$0.2625

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Unaudited (a)

	For the years ended
	December 31,	December 31,
In millions, except per share amounts	2011	2010
NET SALES	$18,048	$13,226
Cost of sales	13,459	10,058
GROSS MARGIN	4,589	3,168

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,837	1,487
Research, development and engineering expenses	629	414
Equity, royalty and interest income from investees (Note 1)	416	351
Gain on sale of businesses (Note 2)	121	-
Other operating (expense) income, net (Note 3)	21	(16)
OPERATING INCOME	2,681	1,602

Interest income	34	21
Interest expense	44	40
Other income (expense), net	-	34
INCOME BEFORE INCOME TAXES	2,671	1,617

Income tax expense (Note 4)	725	477
CONSOLIDATED NET INCOME	1,946	1,140

Less: Net income attributable to noncontrolling interests	98	100
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,848	$1,040

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$9.58	$5.29
Diluted	$9.55	$5.28

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	193.0	196.7
Diluted	193.6	197.1

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.325	$0.875

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

	December 31,	December 31,
In millions, except par value	2011	2010
ASSETS
Current assets
Cash and cash equivalents	$1,484	$1,023
Marketable securities	277	339
Total cash, cash equivalents and marketable securities	1,761	1,362
Accounts and notes receivable, net	2,526	2,243
Inventories	2,141	1,977
Deferred income taxes	268	314
Prepaid expenses and other current assets	395	393
Total current assets	7,091	6,289
Long-term assets
Property, plant and equipment, net	2,288	2,041
Investments and advances related to equity method investees	838	734
Goodwill and other intangibles, net	566	589
Other assets	885	749
Total assets	$11,668	$10,402

LIABILITIES
Current liabilities
Loans payable	$28	$82
Accounts payable (principally trade)	1,546	1,362
Accrued expenses	2,083	1,816
Total current liabilities	3,657	3,260
Long-term liabilities
Long-term debt	658	709
Other liabilities	1,522	1,437
Total liabilities	5,837	5,406

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.2 and 221.8 shares issued	2,001	1,934
Retained earnings	6,038	4,445
Treasury stock, at cost, 30.2 and 24.0 shares	(1,587)	(964)
Common stock held by employee benefits trust, at cost, 1.8 and 2.1 shares	(22)	(25)
Accumulated other comprehensive loss	(938)	(720)
Total Cummins Inc. shareholders’ equity	5,492	4,670
Noncontrolling interests	339	326
Total equity	5,831	4,996
Total liabilities and equity	$11,668	$10,402

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	For the years ended
	December 31,	December 31,
In millions	2011	2010
NET CASH PROVIDED BY OPERATING ACTIVITIES	$2,073	$1,006

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(622)	(364)
Investments in internal use software	(60)	(43)
Proceeds from disposals of property, plant and equipment	8	55
Investments in and advances to equity investees	(81)	(2)
Proceeds from sale of businesses, net of cash sold	199	-
Acquisition of business, net of cash acquired	-	(104)
Investments in marketable securities-acquisitions	(729)	(823)
Investments in marketable securities-liquidations	750	690
Purchases of other investments	-	(62)
Cash flows from derivatives not designated as hedges	(18)	2
Other, net	1	-
Net cash used in investing activities	(552)	(651)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	127	214
Payments on borrowings and capital lease obligations	(237)	(143)
Net borrowings (payments) under short-term credit agreements	6	9
Distributions to noncontrolling interests	(56)	(28)
Dividend payments on common stock	(255)	(172)
Proceeds from sale of common stock held by employee benefit trust	-	58
Repurchases of common stock	(629)	(241)
Excess tax benefits (deficiencies) on stock-based awards	5	10
Other, net	14	26
Net cash used in financing activities	(1,025)	(267)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(35)	5
Net increase (decrease) in cash and cash equivalents	461	93
Cash and cash equivalents at beginning of year	1,023	930
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,484	$1,023

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

In millions	Engine	Components	Power Generation	Distribution	Non-segment Items(1)	Total

Three months ended December 31, 2011
External sales	$2,628	$781	$682	$830	$-	$4,921
Intersegment sales	433	311	238	4	(986)	-
Total sales	3,061	1,092	920	834	(986)	4,921
Depreciation and amortization(2)	46	18	10	8	-	82
Research, development and engineering expenses	112	49	17	1	-	179
Equity, royalty and interest income from investees	40	7	10	44	-	101
Interest income	4	2	2	1	-	9
Segment EBIT	368	132	87	87	94	768

Three months ended September 25, 2011
External sales	$2,539	$704	$604	$779	$-	$4,626
Intersegment sales	416	311	270	4	(1,001)	-
Total sales	2,955	1,015	874	783	(1,001)	4,626
Depreciation and amortization(2)	46	19	11	6	-	82
Research, development and engineering expenses	103	46	14	1	-	164
Equity, royalty and interest income from investees	35	7	16	44	-	102
Interest income	5	1	2	1	-	9
Segment EBIT	349	113	92	104	(18)	640

Three months ended December 31, 2010
External sales	$2,099	$656	$690	$694	$-	$4,139
Intersegment sales	398	262	213	5	(878)	-
Total sales	2,497	918	903	699	(878)	4,139
Depreciation and amortization (2)	46	18	10	6	-	80
Research, development and engineering expenses	76	33	13	1	-	123
Equity, royalty and interest income from investees	37	6	8	39	-	90
Interest income	5	1	1	-	-	7
Segment EBIT	256	83	92	82	28	541

For the year ended December 31, 2011
External sales	$9,649	$2,886	$2,492	$3,021	$-	$18,048
Intersegment sales	1,658	1,177	1,006	23	(3,864)	-
Total sales	11,307	4,063	3,498	3,044	(3,864)	18,048
Depreciation and amortization (2)	181	73	42	25	-	321
Research, development and engineering expenses	397	175	54	3	-	629
Equity, royalty and interest income from investees	166	31	47	172	-	416
Interest income	18	5	8	3	-	34
Segment EBIT	1,384	470	373	386	102	2,715

For the year ended December 31, 2010
External sales	$6,594	$2,171	$2,150	$2,311	$-	$13,226
Intersegment sales	1,294	875	769	13	(2,951)	-
Total sales	7,888	3,046	2,919	2,324	(2,951)	13,226
Depreciation and amortization (2)	171	79	41	25	-	316
Research, development and engineering expenses	263	114	36	1	-	414
Equity, royalty and interest income from investees	161	23	35	132	-	351
Interest income	12	2	5	2	-	21
Segment EBIT	809	278	299	297	(26)	1,657

(1)

Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  For the three months ended December 31, 2011 unallocated corporate expenses includes a $53 million gain ($33 after-tax) recorded for the sale of certain assets and liabilities of our light-duty filtration business from the Components segment, and a $38 million gain ($24 million after-tax) related to flood damage recoveries from the insurance settlement regarding a June 2008 flood in Southern Indiana.  There were no significant unallocated corporate expenses for the three months ended September 25, 2011 and the three months ended December 31, 2010.  The year ended December 31, 2011, includes a $121 million gain ($70 million after-tax) related to the sale of certain assets and liabilities of our exhaust and light-duty filtration business, both from the Components segment, and a $38 million gain ($24 million after-tax) related to flood damage recoveries from the insurance settlement regarding a June 2008 flood in Southern Indiana.  The gains have been excluded from segment results as they were not considered by management in its evaluation of operating results for the year ended December 31, 2011.  For the year ended December 31, 2010 unallocated corporate expenses included $32 million in Brazil tax recoveries ($21 million after-tax) and $2 million in flood damage expenses.  This tax recovery has been excluded from segment results as it was not considered by management in its evaluation of operating results for the year ended December 31, 2010.

(2)					Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as “Interest expense.”

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidatead Statements of Income is shown in the table below:

	Three months ended			For the years ended
	December 31,	September 25,	December 31,	December 31,	December 31,
In millions	2011	2011	2010	2011	2010
Segment EBIT	$768	$640	$541	$2,715	$1,657
Less:
Interest expense	10	11	11	44	40
Income before income taxes	$758	$629	$530	$2,671	$1,617

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the interim reporting periods was as follows:

	Three months ended			For the years ended
	December 31,	September 25,	December 31,	December 31,	December 31,
In millions	2011	2011	2010	2011	2010
Distribution Entities
North American distributors	$34	$35	$29	$134	$101
Komatsu Cummins Chile, Ltda	6	6	5	22	16
All other distributors	1	1	1	4	3

Manufacturing Entities
Chongqing Cummins Engine Company, Ltd.	17	20	11	68	46
Dongfeng Cummins Engine Company, Ltd.	16	15	23	80	99
Cummins Westport, Inc.	6	4	3	14	10
Tata Cummins, Ltd.	5	2	3	14	14
Shanghai Fleetguard Filter Co., Ltd.	3	4	3	15	12
Komatsu manufacturing alliances	2	-	4	3	11
Valvoline Cummins, Ltd.	1	2	1	7	8
Beijing Foton Cummins Engine Co., Ltd.	(2)	(2)	(4)	(7)	(16)
Cummins MerCruiser Diesel Marine, LLC	(3)	-	(2)	(3)	(3)
All other manufacturers	5	7	5	24	20
Cummins share of net income	91	94	82	375	321
Royalty and interest income	10	8	8	41	30
Equity, royalty and interest income from investees	$101	$102	$90	$416	$351

NOTE 2.  SALE OF BUSINESSES

In the second quarter of 2011, we sold certain assets and liabilities of our exhaust business which manufactures exhaust products and select components for emission systems for a variety of applications not core to our other product offerings.  This business was historically included in our Components segment.  The sales price was $123 million.  We recognized a gain on the sale of $68 million ($37 million after-tax), which included an allocation of goodwill of $19 million.  The gain was excluded from segment results as it was not considered by management in its evaluation of operating results for the year ended December 31, 2011.

Sales for this business were $62 million, $171 million and $126 million in 2011 (through closing), 2010 and 2009, respectively.  EBIT for this business was approximately $9 million, $22 million and $11 million in 2011 (through closing), 2010 and 2009, respectively.

During the fourth quarter of 2011, we sold certain assets and liabilities of our light-duty filtration business which manufactures light-duty automotive and industrial filtration solutions.  The sales price was $90 million and included a note receivable from the buyer of approximately $1 million.  There are no earnouts or other contingencies associated with the sales price.  We recognized a gain on the sale of $53 million ($33 million after-tax), which included an allocation of goodwill of $6 million.  The gain was excluded from segment results as it was not considered by management in its evaluation of operating results for the year ended December 31, 2011.

Sales for this business were $64 million, $74 million and $54 million in 2011 (through closing), 2010 and 2009, respectively.  EBIT for this business was approximately $13 million, $9 million and $2 million in 2011 (through closing), 2010 and 2009, respectively.

We will enter into supply and other agreements with the operations that will represent ongoing involvement and as such, the results of these operations will not be presented as discontinued operations.

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 3.  FLOOD INSURANCE RECOVERY

In June 2008, four of our sites in Southern Indiana, including our Technical Center, experienced extensive flood damage.  In October 2011, we received $40 million from our insurance carriers to settle all outstanding 2008 flood claims.  As a result, we recognized a gain of approximately $38 million ($24 million after-tax), net of any remaining flood related expenses, in “Other operating (expense) income, net” in our Condensed Consolidated Statements of Income.

NOTE 4.  INCOME TAXES

Our income tax rates are generally less than the 35 percent U.S. income tax rate primarily because of lower taxes on foreign earnings and research tax credits. Our effective tax rate for the fourth quarter and full year of 2011 was 24.5 percent and 27.1 percent, respectively.  Excluding the gain on sale of certain assets and liabilities of the businesses and the flood insurance recovery, our effective tax rate for the fourth quarter and full year of 2011 was 22.8 percent and 26.3 percent, respectively.  The tax rate for the fourth quarter and full year includes discrete tax items that total a benefit of $56 million ($0.29 per share) and $85 million ($0.44 per share), respectively.  The discrete tax items for the fourth quarter and full year related primarily to additional research credits claimed on amended tax returns for prior periods, the settlement of uncertain tax positions and restructuring of our foreign operations.  Our effective tax rate for the fourth quarter and full year of 2010 was 26.2 percent and 29.5 percent, respectively.

A reconciliation of the U.S. federal income tax rate of 35 percent to the actual effective tax rate is as follows:

	Years ended December 31,
	2011	2010
U.S. federal statutory rate	35.0%	35.0%
State income tax, net of federal effect	0.4	0.6
Research tax credits	(4.7)	(1.3)
Differences in rates and taxability of foreign subsidiaries and joint ventures	(4.6)	(4.7)
Other, net	1.0	(0.1)
Effective tax rate	27.1%	29.5%

We expect our 2012 effective tax rate to be 29 percent excluding any discrete items that may arise.  The research tax credit expired December 31, 2011 and has not yet been renewed by Congress.  If the research credit is reinstated, we would anticipate the 2012 effective tax rate to be 28 percent.

NOTE 5.  DEPRECIATION AND AMORTIZATION

Depreciation and amortization expense included in operating activities of the Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2011 and 2010, was $325 million and $320 million, respectively.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items.

We believe this is a useful measure of our operating performance for the period presented as it illustrates our operating performance without regard to special items including the gains related to the sale of certain assets and liabilities of our exhaust business and our filtration business and flood insurance recovery.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the quarter and year ended December 31, 2011.

	Three months ended		Year ended
	December 31, 2011		December 31, 2011
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$548	$2.86	$1,848	$9.55
Subtract:
Gain on sale of businesses(1)	33	0.17	70	0.36
Flood insurance recovery(1)	24	0.13	24	0.12
Net income attributable to Cummins Inc. excluding
special items	$491	$2.56	$1,754	$9.07

(1)	The gains have been excluded from operating results as they were not considered by management in its evaluation of performance for the year ended December 31, 2011.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest expense, income taxes and noncontrolling interests.

We define EBIT as earnings or loss before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to “Net income attributable to Cummins Inc.,” for each of the applicable periods.

	Three months ended			For the years ended
	December 31,	September 25,	December 31,	December 31,	December 31,
In millions	2011	2011	2010	2011	2010
Earnings before interest expense, income taxes and
special items	$677	$640	$541	$2,556	$1,657

Earnings before interest expense, income taxes and
special items as a percentage of net sales	13.8%	13.8%	13.1%	14.2%	12.5%

Add:
Gain on sale of businesses	53	-	-	121	-
Flood insurance recovery	38	-	-	38	-

Earnings before interest expense and income taxes	$768	$640	$541	$2,715	$1,657

EBIT as a percentage of net sales	15.6%	13.8%	13.1%	15.0%	12.5%

Less:
Interest expense	10	11	11	44	40
Income tax expense	186	157	139	725	477
Consolidated net income	572	472	391	1,946	1,140

Less:
Net income attributable to noncontrolling interests	24	20	29	98	100
Net income attributable to Cummins Inc.	$548	$452	$362	$1,848	$1,040

Net income attributable to Cummins Inc.
as a percentage of net sales	11.1%	9.8%	8.7%	10.2%	7.9%

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Engine segment net sales by market

2011
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$485	$693	$748	$865	$2,791
Medium-duty truck and bus	474	608	640	598	2,320
Light-duty automotive and RV	296	310	271	299	1,176
Industrial	855	988	977	1,030	3,850
Stationary power	281	301	319	269	1,170
Total sales	$2,391	$2,900	$2,955	$3,061	$11,307

2010
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$252	$340	$395	$516	$1,503
Medium-duty truck and bus	217	352	430	436	1,435
Light-duty automotive and RV	207	296	239	280	1,022
Industrial	577	656	700	956	2,889
Stationary power	170	255	305	309	1,039
Total sales	$1,423	$1,899	$2,069	$2,497	$7,888

Unit shipments by engine classification (including unit shipments to Power Generation)

2011
Units	Q1	Q2	Q3	Q4	YTD
Mid-range	109,400	131,300	130,600	138,100	509,400
Heavy-duty	20,000	29,900	31,100	35,300	116,300
High horsepower	4,900	5,700	5,600	5,400	21,600
Total units	134,300	166,900	167,300	178,800	647,300

2010
Units	Q1	Q2	Q3	Q4	YTD
Mid-range	69,100	90,500	93,500	115,800	368,900
Heavy-duty	8,700	14,500	15,200	22,800	61,200
High horsepower	3,400	4,800	4,900	5,400	18,500
Total units	81,200	109,800	113,600	144,000	448,600

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Component segment sales by business

2011
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$273	$311	$306	$372	$1,262
Turbo technologies	297	314	298	314	1,223
Filtration	255	287	288	283	1,113
Fuel systems	99	120	123	123	465
Total sales	$924	$1,032	$1,015	$1,092	$4,063

2010
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$137	$170	$192	$251	$750
Turbo technologies	200	226	239	283	948
Filtration	228	250	248	285	1,011
Fuel systems	65	83	90	99	337
Total sales	$630	$729	$769	$918	$3,046

Power generation segment sales by business

2011
In millions	Q1	Q2	Q3	Q4	YTD
Commercial products	$505	$568	$579	$578	$2,230
Generator technologies	153	190	166	164	673
Commercial projects	55	58	46	84	243
Consumer	50	53	48	49	200
Power electronics	32	40	35	45	152
Total sales	$795	$909	$874	$920	$3,498

2010
In millions	Q1	Q2	Q3	Q4	YTD
Commercial products	$307	$436	$519	$569	$1,831
Generator technologies	107	135	140	167	549
Commercial projects	33	57	49	83	222
Consumer	43	49	49	45	186
Power electronics	27	31	34	39	131
Total sales	$517	$708	$791	$903	$2,919

Distribution segment sales by business

2011
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$235	$271	$283	$296	$1,085
Power generation	145	195	191	191	722
Engines	140	186	171	206	703
Service	122	133	138	141	534
Total sales	$642	$785	$783	$834	$3,044

2010
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$193	$221	$220	$248	$882
Power generation	99	135	125	157	516
Engines	83	109	112	162	466
Service	101	111	116	132	460
Total sales	$476	$576	$573	$699	$2,324